Putnam
Ohio
Tax Exempt
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-02


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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

With an eye toward the prevailing uncertainties in the markets during the six-month period ended November 30, 2002, Putnam Ohio Tax Exempt Income Fund's managers kept a majority of the fund's assets invested in high-quality bonds for the safety they represent. In their search for higher income, however, the managers also committed a portion of the fund's assets to lower-rated securities.

As the period progressed and uncertainties continued to plague the markets, investors abandoned their lower-rated bonds in favor of the safer haven of higher-quality issues. The resulting shrinkage in the value of the lower-rated holdings in its portfolio was a key factor in the fund's performance during the period, and contributed to its underperformance of its benchmark index. We are pleased to note, however, that the fund outperformed the average for its Lipper category during the period. You will find the details on page 8.

Over time, the managers believe their strategy will prove to have merit and they expect that investors with patience will reap the benefits. In the following report, you will find their rationale, along with an explanation of the fund's performance during the period and their views on the fund's prospects for the remainder of fiscal 2003.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 15, 2003


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt
Fixed-Income Team

The past six months have been a challenging time for the nation, the financial markets, and Putnam Ohio Tax Exempt Income Fund. Ohio's economy moved largely in step with the lackluster national economy. For most of the period, investors tended to seek relative safety in high-quality, shorter-term securities, despite the fact that interest rates are at historically low levels.

As a high-quality fund with a primarily investment-grade portfolio, Putnam Ohio Tax Exempt Income Fund escaped many of the negative effects of widening credit spreads between high- and low-grade bonds. The fund also benefited from increased investor interest in municipal bonds overall. However, as you can see from the performance comparisons on page 8, the fund's total return for the six-month period was below that of its benchmark, the Lehman Municipal Bond Index. We attribute this underperformance primarily to the fund's exposure to certain lower-rated, higher-yielding bonds from the transportation sector of the market. These bonds, which declined in value over the period, are not included in the index. However, the decline in value was not substantial enough to dampen your fund's performance relative to its peers -- in fact, over the semiannual period, the fund outperformed at net asset value the average for its Lipper category (see page 8 for details).

Total return for 6 months ended 11/30/02

        Class A               Class B                Class M
     NAV      POP           NAV     CDSC           NAV      POP
-----------------------------------------------------------------------
    3.06%   -1.81%         2.72%   -2.28%         2.79%   -0.57%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 8.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care                  15.0%

Education                     9.1%

Transportation                8.1%

Water and sewer               6.4%

Utilities and power           4.4%


Footnote reads:
*Based on net assets as of 11/30/02. Holdings will vary over time.


Although the fund's exposure to higher-yielding, lower-rated bonds hurt performance for the overall semiannual period, it paid off during the last two months of the period. We saw a significant improvement in year-to-date returns between the end of September and the end of November, showing that our defensive positioning was indeed working in a rising-rate environment.

* MARKET RALLIES AMID UNUSUAL CONDITIONS

The bond market rallied for most of the year, with high-quality short- and intermediate-term bonds providing some of the strongest gains. At the same time, however, the market exhibited several unusual characteristics. Until October, short- and long-term interest rates were at 40-year lows. For example, the yield on the 10-year Treasury recently fell as low as 3.60%, a level not seen since the 1950s. In October, reports of stronger-than-expected economic growth caused investors to become more optimistic, and the stock market began to rally. A reversal of the flight to quality in bonds occurred, sending the 10-year Treasury yield soaring to over 4.20% in a few short weeks. In November, the market was more volatile, with Treasury yields again declining but then rising once again to levels that approached the October highs.

Fund Profile

Putnam Ohio Tax Exempt Income Fund seeks to provide high current income free from federal income tax and Ohio state personal income taxes, consistent with the preservation of capital. It may be suitable for Ohio investors seeking tax-free income through a diversified portfolio of municipal bonds.

Another unusual market characteristic throughout the period has been the steepness of the municipal yield curve (a curve that shows the relationship between yields and maturity dates of municipal bonds). In this context, "steep" refers to a significant difference between the yields of long-term municipal bonds and the yields of short-term municipal bonds. For much of the period, short-term bonds were yielding less than 2% while long-term, or 30-year bonds, yielded close to 5%.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA --46.8%

Aa/AA -- 16.1%

A --11.6%

Baa/BBB -- 17.7%

Ba/BB --5.1%

B --0.4%

VMIGI --2.3%

Footnote reads:
*As a percentage of market value as of 11/30/02. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Finally, bond sectors with issuers that have the highest credit risk have been at an unprecedented level of distress, meaning that their yields are much higher than they normally are compared to bond sectors with issuers that have more secure credit. These days, when a bond has even a hint of distress attached to it -- even a tangential association with something potentially negative -- its price can drop dramatically. Under normal market conditions, only bonds that are highly likely to default would see price declines this extreme.

* CONSERVATIVE POSITIONING HELD BACK RETURNS

As the semiannual period began, it appeared that the recession would soon be over. Data from April, May, and June revealed unexpected strength in Gross Domestic Product (GDP, a commonly used measure of overall economic growth), industrial production, construction spending, and increases in average hourly earnings. In addition, inflation became more of a potential concern as two reliable measures, the Producer Price Index and the Consumer Price Index, edged higher than many economists had anticipated.

In this environment, fund management believed the Federal Reserve Board was probably finished lowering interest rates and that stocks were poised for a comeback. We expected that interest rates would increase as a result. Consequently, we shortened the duration of the portfolio. (Duration is a measure of interest-rate sensitivity; a shorter duration can be used to help protect portfolio value in a rising-rate environment.) We primarily sold bonds in the intermediate, 10-year maturity range. These bonds typically suffer the greatest declines when interest rates rise.

The sale of these intermediate-maturity bonds left the fund with a great deal of cash to invest, which we used to build a "barbell"- shaped portfolio concentrated in long-term and short-term bonds. We invested a large portion of the fund's assets in short-term bonds called floating-rate securities, whose yields reset daily, weekly, or monthly in line with major interest-rate indexes.

Unfortunately, the economic news deteriorated in August and September while corporate accounting scandals battered stock prices. Bonds rallied as interest rates fell further, and the shorter duration hurt performance. Then in early October, the bond market experienced a large sell-off, and interest rates on intermediate bonds rose by almost 50 basis points. We took this opportunity to increase the fund's weighting in intermediate bonds, which brought the portfolio's duration back to neutral, helped performance, and offset some of the negative effects incurred as a result of the previous positioning.

* AMID LOWER RATES, TEAM FOCUSED ON DIVERSIFICATION, INCOME, AND
"CROSS-MARKET" STRATEGY

Over the past year, short-term interest rates have trended lower as the Federal Reserve Board continued its program of rate reductions. In this environment, the fund derived much of its current income from older bond holdings that provide higher yields than those available in today's lower-rate environment. As some of these bonds mature or are called out of the market, the fund has additional assets to invest. With interest rates lower overall, it is difficult to match the yields of older holdings; however, our challenge is to find new holdings that provide the maximum income with an acceptable level of risk.

Portfolio diversification has been another important goal for the fund over the period. In October, the relatively new sector of tobacco bonds provided one such opportunity. The fund first explored this sector with a purchase last November of $1.16 million in bonds issued by Virgin Islands Tobacco. In this more recent purchase, the issuer is a Puerto Rico entity called The Children's Trust Fund, and the fund purchased $1.2 million of these bonds (5 3/8% coupon, A1 rating by Moody's, A by S&P, A+ by Fitch, maturing 2033). The bonds in this sector are issued by municipalities to fund various projects in the expectation that they will be repaid by the proceeds the municipalities will receive from settlement of tobacco company class action lawsuits. We had concerns about this sector early on, but the litigation environment for tobacco companies has become more favorable recently. In addition, concerns that cigarette shipments would decline more than expected have not been realized. Accordingly, we are continuing to take advantage of opportunities in this sector, but not without careful research and an appropriate measure of caution.

We also took advantage of a new opportunity among lower-rated, higher-yielding municipal bonds. In November, the fund purchased $1.5 million in bonds issued by the Ohio Water Development Authority for Waste Management Inc. (4.85% coupon, BBB-rated by S&P, mandatory put* in
2007). This company is the largest solid waste transport, disposal, and recycling firm in North America. In addition to the diversification opportunity they present, these bonds also provide a handsome yield.

Toward the end of the semiannual period, we took advantage of a situation in which municipal-bond yields were extremely high in comparison to Treasury yields. For municipal-bond investors, this is highly significant, because they were close to getting the same yield as they would have on a comparable Treasury bond without having to pay taxes. For the fund, the situation created an opportunity. We executed a "cross-market" trading strategy, in which we bought 10-year municipal bonds and sold 10-year Treasury futures contracts.

Footnote reads:
*A mandatory put signifies that the bond will be redeemed by the issuer at full face value at the time indicated.

This strategy can benefit the fund whether interest rates go up or down. If interest rates rise (and bond prices fall), the fund is likely to have a loss on the municipal bonds, but it may more than make up for the loss with a gain on the Treasury futures contracts. If rates fall (and bond prices rise), the fund is likely to have a slight loss on the Treasury futures contracts, but may make gains on the municipal bonds. We anticipate the yield ratios will trend back to a more "normal" level as municipal supply moderates and demand increases.

* AIRLINE BONDS ENDURED A ROUGH RIDE

Many of the fund's lower-rated holdings consisted of Industrial Development Bonds (IDBs). These are municipal bonds issued to encourage local expansion by various businesses. They are backed only by the credit of the company benefiting from the financing, not by the issuing municipality. As a result, IDB prices are affected by investor perceptions of the health of the backing company or of the industry group as a whole. For example, one of the fund's bonds was issued to finance airport facility expansion and backed by various airlines. As the airlines suffered from declining traffic and high fixed costs, many of the airline-backed municipal bonds declined in price. Fortunately, the fund had no exposure to bonds backed by the most troubled airlines, United and U.S. Airways.

The fund did have a small position in bonds issued by the Cleveland Airport for Continental Airlines. Continental Airlines has fared better than some other airlines because the market perceives it as a survivor with solid management and a relatively strong financial position, and a company with a very slim chance of having to declare bankruptcy. While these bonds have lost value over the period, they have provided solid income.

* TEAM IS EMPHASIZING PRUDENCE AND PATIENCE FOR 2003

Looking ahead, it appears that the Federal Reserve Board may be finished easing short-term interest rates for the time being. Recent economic data have surprised economists with their strength, although it may be some time before the economic engine attains its full power. There is a great deal of uncertainty for state governments, as the slower economy has produced significant fiscal constraints on many state budgets, including Ohio's. In the meantime, the Fed has demonstrated its willingness to step in to add stimulus should the economy slow again.

Given the uncertain direction of interest rates in the coming months, we plan to keep the fund's duration neutral relative to its benchmark for the time being. The fund is well diversified across a wide range of sectors and individual holdings to protect against any credit problems that may affect individual issuers. We believe the municipal yield curve should begin to flatten some more, and when it does, we will begin to take profits from our barbell positioning by selling long- and short-term bonds and reinvesting in intermediate issues. We also believe the next couple of months to present an opportunity for the fund to profit from its "cross-market" strategy as the ratio of municipal yields to Treasury yields begins to decline. With interest rates very low and real (after inflation) rates below zero, we believe that municipal-bond funds offer an attractive alternative for conservative investors seeking tax-free income.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/02, there is no guarantee the fund will continue to hold these securities in the future. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Susan McCormack (Portfolio Leader), Paul Drury (Portfolio Member), David Hamlin (Portfolio Member), Richard Wyke
(Portfolio Member), Joyce Dragone, and Jerome Jacobs.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call
Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 11/30/02

                                   Class A          Class B        Class M
(inception dates)                 (10/23/89)       (7/15/93)       (4/3/95)
                                 NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months                         3.06%  -1.81%   2.72%  -2.28%   2.79%  -0.57%
------------------------------------------------------------------------------
1 year                           5.46    0.48    4.78   -0.22    5.14    1.70
------------------------------------------------------------------------------
5 years                         25.67   19.68   21.65   19.70   23.79   19.75
Annual average                   4.67    3.66    4.00    3.66    4.36    3.67
------------------------------------------------------------------------------
10 years                        72.04   63.82   60.85   60.85   66.86   61.50
Annual average                   5.58    5.06    4.87    4.87    5.25    4.91
------------------------------------------------------------------------------
Annual average
(life of fund)                   6.32    5.93    5.56    5.56    5.95    5.68
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/02

                                          Lehman Municipal          Consumer
                                             Bond Index           price index
------------------------------------------------------------------------------
6 months                                        3.67%                 1.11%
------------------------------------------------------------------------------
1 year                                          6.32                  2.25
------------------------------------------------------------------------------
5 years                                        33.35                 12.24
Annual average                                  5.93                  2.34
------------------------------------------------------------------------------
10 years                                       89.35                 27.73
Annual average                                  6.59                  2.48
------------------------------------------------------------------------------
Annual average
(life of fund)                                  7.31                  2.87
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for classes A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Performance for class B and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period, this fund limited expenses, without which returns would have been lower.

LIPPER INFORMATION:

The average cumulative return for the 43 funds in the Lipper Ohio Municipal Debt Funds category over the 6 months ended 11/30/02 was 2.55%. Over the 1-, 5-, and 10-year periods ended 11/30/02, annualized returns for the category were 4.74%, 4.59%, and 5.82%, respectively.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/02

                       Class A            Class B          Class M
------------------------------------------------------------------------------
Distributions
(number)                   6                 6                 6
------------------------------------------------------------------------------
Income                 $0.181718         $0.152074         $0.168205
------------------------------------------------------------------------------
Capital gains 1           --                --                 --
------------------------------------------------------------------------------
  Total                 $0.18171         $0.15207          $0.168205
------------------------------------------------------------------------------
Share value:          NAV     POP           NAV           NAV     POP
------------------------------------------------------------------------------
5/31/02              $8.87   $9.31         $8.86         $8.88   $9.18
------------------------------------------------------------------------------
11/30/02              8.96    9.41          8.95          8.96    9.26
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2                3.94%   3.75%         3.29%         3.64%   3.52%
------------------------------------------------------------------------------
Taxable
equivalent 3          6.94    6.60          5.79          6.41    6.20
------------------------------------------------------------------------------
Current 30-day
SEC yield 4           3.73    3.55          3.08          3.43    3.32
------------------------------------------------------------------------------
Taxable
equivalent 3          6.57    6.25          5.42          6.04    5.85
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 43.21% federal and state combined tax rate for 2002.
  Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 12/31/02 (most recent calendar quarter)

                                    Class A         Class B         Class M
(inception dates)                 (10/23/89)       (7/15/93)       (4/3/95)
                                  NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months                         3.49%  -1.47%   3.31%  -1.69%   3.35%   0.00%
------------------------------------------------------------------------------
1 year                           8.16    2.98    7.63    2.63    7.98    4.51
------------------------------------------------------------------------------
5 years                         25.74   19.81   21.90   19.94   24.02   20.02
Annual average                   4.69    3.68    4.04    3.70    4.40    3.72
------------------------------------------------------------------------------
10 years                        72.90   64.69   61.99   61.99   68.06   62.51
Annual average                   5.63    5.12    4.94    4.94    5.33    4.98
------------------------------------------------------------------------------
Annual average
(life of fund)                   6.40    6.02    5.66    5.66    6.04    5.78
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
November 30, 2002 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
MBIA                -- MBIA Insurance Company
VRDN                -- Variable Rate Demand Notes
XLCA                -- XL Capital Assurance

MUNICIPAL BONDS AND NOTES (98.6%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Ohio (88.2%)
-------------------------------------------------------------------------------------------------------------------
         $1,500,000 Akron, Bath Copley Joint Township Hosp. District
                    Rev. Bonds (Children's Hosp. Ctr.), FSA, 5s, 11/15/31                 Aaa            $1,477,500
            875,000 Akron, Econ. Dev. Rev. Bonds, MBIA, 6s, 12/1/12                       Aaa             1,024,844
          1,385,000 Akron, G.O. Bonds, MBIA, 5 1/2s, 12/1/19                              Aaa             1,481,950
          1,285,000 Akron, Wtr. Wks. Rev. Bonds, MBIA, 5 1/4s, 12/1/17                    Aaa             1,365,313
             15,000 Akron-Wilbeth, Hsg. Dev. Corp. 1st Mtge. Rev. Bonds,
                    FHA Insd., 7.9s, 8/1/03                                               AAA/P              15,636
          1,375,000 Allen Cnty. G.O. Bonds, AMBAC, 5s, 12/1/06                            Aaa             1,505,625
          1,565,000 Anthony Wayne Local School Dist. G.O. Bonds
                    (School Fac. Constr. & Impt.), FSA, 5 1/2s, 12/1/19                   Aaa             1,674,550
          1,500,000 Brecksville-Broadview Heights, City School Dist. G.O.
                    Bonds, FGIC, 6 1/2s, 12/1/16                                          Aaa             1,732,500
          2,225,000 Butler Cnty. G.O. Bonds, MBIA, 5 1/4s, 12/1/20                        Aaa             2,330,688
            430,000 Cincinnati, Student Loan Funding Corp. Rev. Bonds,
                    Ser. B, 8 7/8s, 8/1/08                                                BBB/P             432,946
                    Cincinnati, Technical Cmnty. College Rev. Bonds, AMBAC
          1,525,000 5s, 10/1/13                                                           Aaa             1,652,719
          1,020,000 5s, 10/1/12                                                           Aaa             1,110,525
                    Cleveland, Arpt. Syst. Rev. Bonds
          1,700,000 (Continental Airlines, Inc.), 5.7s, 12/1/19                           B+                949,875
          1,200,000 Ser. A, FSA, 5s, 1/1/31                                               Aaa             1,174,500
          1,255,000 Cleveland, G.O. Bonds, MBIA, 5 3/4s, 8/1/15                           Aaa             1,441,681
                    Cleveland, Urban Renewal Increment Rev. Bonds
                    (Rock & Roll Hall of Fame)
          1,900,000 6 3/4s, 3/15/18                                                       BBB/P           1,935,625
          2,000,000 6 5/8s, 3/15/11                                                       BBB/P           2,040,000
                    Cleveland, Wtr. Wks. Rev. Bonds
          2,500,000 1st Mtge. Rev. Bonds, Ser. G, MBIA, 5 1/2s, 1/1/13                    Aaa             2,790,625
          1,120,000 Ser. J, FSA, 5 3/8s, 1/1/12                                           Aaa             1,244,600
          2,000,000 Ser. K, FGIC, 5s, 1/1/12                                              Aaa             2,165,000
          1,350,000 Cleveland-Cuyahoga Cnty., Port. Auth. Rev. Bonds
                    (Rock & Roll Hall of Fame), 5.2s, 12/1/03                             BBB-/P          1,366,511
          1,500,000 Cuyahoga Cnty., G.O. Bonds, 5s, 12/1/18                               Aa1             1,556,250
          2,000,000 Cuyahoga Cnty., Continuing Care Facs. VRDN
                    (Eliza Jennings, Inc.), 1.2s, 2/1/29                                  A-1             2,000,000
          2,450,000 Cuyahoga Cnty., Hosp. VRDN (U. Hosp. of Cleveland),
                    4.25s, 1/1/16                                                         VMIG1           2,450,000
          2,400,000 Cuyahoga Cnty., Indl. Dev. VRDN (Allen Group, Inc.),
                    1.1s, 12/1/15                                                         A-1             2,400,000
          4,500,000 Dayton, Fac. Rev. Bonds (Emery Air Freight), Ser. A,
                    5 5/8s, 2/1/18                                                        BB+             3,476,250
          1,000,000 Delaware Cnty., Cap. Fac. G.O. Bonds, 6 1/4s, 12/1/16                 Aa2             1,143,750
          1,300,000 Dublin, G.O. Bonds, Ser. B, 6.4s, 12/1/14                             Aa1             1,542,125
          1,500,000 Erie Cnty., Ohio Hosp. Fac. Rev. Bonds (Firelands Regl.
                    Med. Ctr.), 5 5/8s, 8/15/32                                           A2              1,492,500
          3,000,000 Franklin Cnty., Convention Fac. Auth. Rev. Bonds,
                    AMBAC, 5 1/4s, 12/1/19                                                Aaa             3,157,500
          2,000,000 Franklin Cnty., Dev. Rev. Bonds (American Chemical
                    Society Project), 5.8s, 10/1/14                                       A               2,140,000
          1,000,000 Franklin Cnty., Econ. Dev. Rev. Bonds (Capitol South
                    Cmnty. Urban), 5 3/4s, 6/1/11                                         BBB-/P          1,031,250
          2,170,000 Franklin Cnty., G.O. Bonds, 5 3/8s, 12/1/20                           Aaa             2,286,638
                    Franklin Cnty., Healthcare Fac. Rev. Bonds
          2,000,000 (OH Presbyterian Svcs.), 7 1/8s, 7/1/29                               BB+/P           2,052,500
          1,750,000 (Friendship Dublin), 5 5/8s, 11/1/22                                  BBB+/P          1,745,625
          1,380,000 Greene Cnty., Swr. Syst. Rev. Bonds (Governmental
                    Enterprise), AMBAC, 5 5/8s, 12/1/13                                   Aaa             1,531,800
          2,000,000 Hamilton, City School Dist. G.O. Bonds, Ser. A,
                    5 1/2s, 12/1/24                                                       AA-             2,072,500
          3,000,000 Hillard, School Dist. G.O. Bonds (School Impts.
                    Project), FGIC, 5 3/4s, 12/1/24                                       Aaa             3,266,250
          1,800,000 Huran Cnty., Human Svcs. Rev. Bonds, MBIA,
                    6.55s, 12/1/20                                                        Aaa             2,202,750
          1,500,000 Kent, School Dist. G.O. Bonds, FGIC, 5 3/4s, 12/1/21                  Aaa             1,621,875
            309,065 Lake Cnty., Indl. Dev. Rev. Bonds (Madison Inn
                    Hlth. Ctr.), FHA Insd., 12s, 5/1/14                                   A-/P              321,644
          1,000,000 Lakota, School Dist. G.O. Bonds (Refunding &
                    Impt.), FGIC, 5 1/2s, 12/1/17                                         Aaa             1,116,250
          1,000,000 Lakota, School Dist. Rev. Bonds, AMBAC, 7s, 12/1/10                   Aaa             1,225,000
          1,910,000 Lorain Cnty., Elderly Hsg. Corp. Multi-Fam. Rev.
                    Bonds (Harr Plaza & Intl.), Ser. A, 6 3/8s, 7/15/19                   A               1,955,363
                    Lorain Cnty., Fac. Rev. Bonds (Laurel Lake)
          1,500,000 7.3s, 12/15/14                                                        BB-/P           1,520,625
          1,750,000 7 1/8s, 12/15/18                                                      BB-/P           1,758,750
          5,325,000 Lorain Cnty., Hosp. Rev. Bonds (EMH Regl. Med. Ctr.),
                    AMBAC, 7 3/4s, 11/1/13                                                Aaa             6,150,375
            750,000 Lorain Cnty., Rev. Bonds (Catholic Hlth.), 5 1/4s,
                    10/1/33                                                               AA-               727,500
                    Lorain Cnty., School Dist. G.O. Bonds (Classroom
                    Fac. Impt.), MBIA
          1,520,000 5s, 12/1/12                                                           Aaa             1,656,800
          1,395,000 5s, 12/1/11                                                           Aaa             1,520,550
                    Marion Cnty., Hlthcare Fac. Rev. Bonds
                    (United Church Homes)
          2,980,000 6 3/8s, 11/15/10                                                      BBB-            2,983,725
          2,000,000 6.3s, 11/15/15                                                        BBB-            1,962,500
          1,000,000 Marysville, Exempt Village School Dist. G.O. Bonds,
                    MBIA, 5 1/8s, 12/1/23                                                 Aaa             1,036,250
          2,500,000 Mason, City School Dist. G.O. Bonds, 5.3s, 12/1/17                    Aa2             2,646,875
          1,000,000 Massillon, G.O. Bonds (Pks. & Recreation),
                    AMBAC, 5s, 12/1/31                                                    Aaa               992,500
          1,205,000 Massillon, Rev. Bonds (Lincoln Ctr. Phase II),
                    AMBAC, 6.95s, 12/1/10                                                 Aaa             1,376,713
          2,700,000 Miami Cnty., Hosp. Fac. Rev. Bonds (Upper Valley
                    Med. Ctr.), Ser. A, 6 3/8s, 5/15/26                                   Baa1            2,730,375
                    Montgomery Cnty., Hlth. Syst. Rev. Bonds, Ser. B-1
            250,000 8.1s, 7/1/18                                                          Baa2              288,438
          1,720,000 8.1s, 7/1/18, Prerefunded                                             Aaa             2,076,900
                    Montgomery Cnty., Hosp. Rev. Bonds
          1,500,000 (Kettering Med. Ctr.), 6 3/4s, 4/1/22                                 Baa1            1,573,125
            580,000 (Grandview Hosp. & Med Ctr.), 5.6s, 12/1/11                           BBB+              655,400
            835,000 Northwestern, School Dist. Rev. Bonds (Wayne &
                    Ashland Cntys. School Impt.), FGIC, 7.2s, 12/1/10                     Aaa             1,034,356
          1,450,000 OH Hsg. Fin. Agcy. Rev. Bonds (Residential Dev.),
                    Ser. A, GNMA Coll., 4.6s, 9/1/28                                      Aaa             1,493,500
                    OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds
          2,100,000 Ser. G, GNMA Coll., 7.14s, 3/2/23                                     Aaa             2,278,500
             15,000 Ser. 85-A, FGIC, zero %, 1/15/15                                      Aaa                 4,538
                    OH State Air Quality Dev. Auth. Rev. Bonds
                    (Poll. Control)
          5,000,000 Ser. B, 6s, 8/1/20                                                    Baa2            4,987,500
          2,500,000 Ser. A, 5.95s, 5/15/29                                                Baa1            2,509,375
            470,000 OH State Econ. Dev. Rev. Bonds (Superior Forge &
                    Steel Corp.), Ser. 3, 7 5/8s, 6/1/11                                  A-                478,023
          1,000,000 OH State Env. Impt. Rev. Bonds (USX Corp.),
                    5 5/8s, 5/1/29                                                        Baa1              965,000
                    OH State G.O. Bonds
          1,500,000 (Infrastructure Impt.), Ser. A, 5 1/2s, 8/1/13                        Aa1             1,687,500
          2,500,000 (Higher Ed.), Ser. B, 5 1/4s, 11/1/12                                 Aa1             2,771,875
          1,000,000 (Highway), Ser. T, 4 7/8s, 5/15/04                                    AAA             1,047,500
                    OH State Higher Ed. Fac. Rev. Bonds
          4,500,000 (Case Western Reserve U.), 6 1/4s, 10/1/18                            AA              5,371,875
          1,000,000 (Case Western Reserve U.), 6s, 10/1/14                                AA              1,170,000
          2,270,000 (Denison U.), 5 1/8s, 11/1/21                                         AA              2,309,725
          2,000,000 (Oberlin College), 5s, 10/1/29                                        AA              1,957,500
          3,000,000 (Northern U.), 4 3/4s, 5/1/19                                         A2              2,958,750
          1,800,000 OH State Indl. Dev. Auth. Rev. Bonds (Kroger Co.),
                    8.65s, 6/1/11                                                         Baa3            1,830,888
          1,000,000 OH State Infrastructure Impt. G.O. Bonds, Ser. B,
                    5 1/4s, 3/1/14                                                        Aa1             1,077,500
          3,350,000 OH State Poll. Control Rev. Bonds (Standard Oil Co.),
                    6 3/4s, 12/1/15                                                       AA+             4,107,938
          1,000,000 OH State Rev. Bonds (General Motors Corp. Project),
                    5 5/8s, 3/1/15                                                        A3              1,013,750
          1,780,000 OH State Tpk. Comm. Rev. Bonds, Ser. A, FGIC,
                    5 1/2s, 2/15/18                                                       Aaa             1,986,925
          1,000,000 OH State U. Rev. Bonds, Ser. A, 5 1/8s, 12/1/31                       Aa2             1,002,500
                    OH State Wtr. Dev. Auth. Solid Waste Disp. Rev. Bonds
          5,700,000 (North Star Broken Hill Steel), 6.45s, 9/1/20                         A               5,913,750
          2,500,000 (Bay Shore Power Co.), Ser. A, 5 7/8s, 9/1/20                         BB-/P           2,321,875
          1,500,000 OH State Solid Waste Rev. Bonds, 4.85s, 11/1/22                       BBB             1,498,125
          1,500,000 Powell, G.O. Bonds, FGIC, 5 1/2s, 12/1/25                             Aaa             1,569,375
          2,165,000 Rickenbacker, Port Auth. Rev. Bonds (OASBO
                    Expanded Asset Pooled), Ser. A, 5 3/8s, 1/1/32                        A2              2,116,288
            300,000 River Valley Local School Dist. G.O. Bonds (School Fac.
                    Construction & Impt.), FSA, 5 1/4s, 11/1/23                           Aaa               315,750
                    Sandusky Cnty., Hosp. Fac. Rev. Bonds (Memorial Hosp.)
            830,000 5.15s, 1/1/10                                                         BBB-              804,063
            500,000 5.15s, 1/1/08                                                         BBB-              486,875
            685,000 5.05s, 1/1/07                                                         BBB-              671,300
          1,000,000 Stark Cnty., School Dist. G.O. Bonds, FGIC,
                    5 3/4s, 12/1/21                                                       Aaa             1,075,000
                    Summit Cnty., G.O. Bonds, Ser. R, FGIC
          1,000,000 5 1/2s, 12/1/18                                                       Aaa             1,120,000
          1,000,000 5 1/2s, 12/1/16                                                       Aaa             1,128,750
          3,500,000 Toledo-Lucas Cnty., Ohio Port Auth. Rev. Bonds
                    (Transn, Inc. Project), 6.45s, 12/15/21                               Baa2            3,758,125
          1,500,000 Toledo, G.O. Bonds (Macys), Ser. A, MBIA, 6.35s,
                    12/1/25                                                               Aaa             1,685,625
          2,925,000 Toledo, Swr. Syst. Mtge. Rev. Bonds, AMBAC,
                    6.2s, 11/15/12 (SEG)                                                  Aaa             3,473,438
          1,175,000 Toledo, Wtr. Wks. Mtge. Rev. Bonds, AMBAC,
                    6.2s, 11/15/12                                                        Aaa             1,395,313
          1,100,000 Tuscarawas Cnty., Hosp. Fac. Rev. Bonds (Union Hosp.),
                    Ser. A, 6 1/2s, 10/1/21                                               Baa1            1,108,250
          1,000,000 Twin Valley, Cmnty. Local School Dist. Rev. Bonds,
                    FGIC, 7.05s, 12/1/11                                                  Aaa             1,245,000
          1,000,000 U. of Cincinnati COP (Jefferson Ave. Residence Hall),
                    MBIA, 5 1/8s, 6/1/28                                                  Aaa             1,005,000
          2,000,000 U. of Cincinnati Rev. Bonds, Ser. A, FGIC, 5s, 6/1/31                 Aaa             1,985,000
                    Westerville, City School Dist. Rev. Bonds (School Impt.)
          1,610,000 6 1/4s, 12/1/09                                                       AA-             1,891,750
          1,590,000 6 1/4s, 12/1/08                                                       AA-             1,854,338
          3,000,000 Woodridge, School Dist. Rev. Bonds, AMBAC,
                    6.8s, 12/1/14                                                         Aaa             3,727,500
                    Zanesville, Hsg. Dev. Corp. Mtge. Rev. Bonds, FHA Insd.
            220,000 7 3/8s, 10/1/21                                                       AAA               278,575
            205,000 7 3/8s, 10/1/20                                                       AAA               258,044
            185,000 7 3/8s, 10/1/19                                                       AAA               231,250
            180,000 7 3/8s, 10/1/18                                                       AAA               225,450
            160,000 7 3/8s, 10/1/17                                                       AAA               199,200
            155,000 7 3/8s, 10/1/16                                                       AAA               193,169
                                                                                                      -------------
                                                                                                        193,939,630

Puerto Rico (9.9%)
-------------------------------------------------------------------------------------------------------------------
          1,200,000 Children's Trust Fund Tobacco Settlement Rev.
                    Bonds, 5 3/8s, 5/15/33                                                A1              1,158,000
          2,000,000 Cmnwlth. of PR, G.O. Bonds, FSA, 5 1/2s, 7/1/18                       Aaa             2,242,500
          2,500,000 Cmnwlth. of PR, Govt. Dev. Bank VRDN, MBIA,
                    2.75s, 12/1/15                                                        VMIG1           2,500,000
          4,000,000 Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds, Ser. W,
                    MBIA, 5 1/2s, 7/1/15                                                  Aaa             4,500,000
          3,000,000 Cmnwlth. of PR, Muni. Fin. Agcy. G.O. Bonds, Ser. A,
                    FSA, 5 7/8s, 8/1/14                                                   Aaa             3,363,742
          2,500,000 Cmnwlth. of PR, Muni. Fin. Agcy. Rev. Bonds, Ser. A,
                    FSA, 6s, 7/1/11                                                       AAA             2,912,500
          2,800,000 Cmnwlth. of PR, Tel. Auth. Rev. Bonds, 5.45s, 1/16/15                 Aaa             2,850,960
          1,000,000 PR Elec. Pwr. Auth. Rev. Bonds, Ser. JJ, XLCA,
                    5 3/8s, 7/1/17                                                        AAA             1,102,500
          1,000,000 PR Indl. Tourist Ed. Med. & Env. Control Fac. Rev. Bonds
                    (Cogen. Fac.-AES Project), 6 5/8s, 6/1/26                             Baa2            1,017,500
                                                                                                      -------------
                                                                                                         21,647,702

Virgin Islands (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,160,000 Tobacco Settlement Fin. Corp. Rev. Bonds, 5s, 5/15/21                 A3              1,097,650
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $208,182,592)                                              $216,684,982
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $219,702,626.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November
      30, 2002.

      The rates shown on VRDN are the current interest rates at November
      30, 2002.

      The fund had the following industry group concentration greater than 10% at November 30, 2002 (as a percentage of net assets):

      Health care 15.0%

      The fund had the following insurance concentrations greater than 10% at November 30, 2002 (as a percentage of net assets):

      AMBAC        12.4%
      MBIA         12.1


------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 2002 (Unaudited)

                         Market    Aggregate Face   Expiration     Unrealized
                         Value         Value          Date        Appreciation
------------------------------------------------------------------------------
U.S. Treasury Note
10 yr (Short)         $16,777,054   $17,047,187      Mar-03         $270,133
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$208,182,592) (Note 1)                                                         $216,684,982
-------------------------------------------------------------------------------------------
Cash                                                                                486,682
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    3,513,407
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               56,144
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                       20,004
-------------------------------------------------------------------------------------------
Total assets                                                                    220,761,219

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                49,547
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               430,338
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          145,215
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        277,649
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           26,474
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        20,301
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            525
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               90,238
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               18,306
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,058,593
-------------------------------------------------------------------------------------------
Net assets                                                                     $219,702,626

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $216,269,752
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        109,941
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (5,449,590)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        8,772,523
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $219,702,626

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($173,751,768 divided by 19,394,622 shares)                                           $8.96
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.96)*                                $9.41
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($42,886,450 divided by 4,791,557 shares)**                                           $8.95
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($3,064,408 divided by 341,873 shares)                                                $8.96
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.96)***                              $9.26
-------------------------------------------------------------------------------------------

    * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

   ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

  *** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended November 30, 2002 (Unaudited)
Interest income:                                                                 $5,460,958
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    551,851
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      127,988
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     5,977
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      3,561
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               174,106
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               184,665
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 7,774
-------------------------------------------------------------------------------------------
Other                                                                               109,277
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,165,199
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (27,059)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,138,140
-------------------------------------------------------------------------------------------
Net investment income                                                             4,322,818
-------------------------------------------------------------------------------------------
Net realized gain on investments  (Notes 1 and 3)                                 1,582,163
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                      (7,947)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts
during the period                                                                   382,084
-------------------------------------------------------------------------------------------
Net gain on investments                                                           1,956,300
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $6,279,118
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                      November 30                May 31
                                                                             2002*                 2002
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                $  4,322,818          $  9,655,432
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                 1,574,216              (312,669)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                382,084             2,616,196
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    6,279,118            11,958,959
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From tax exempt income
   Class A                                                             (3,493,000)           (7,538,213)
-------------------------------------------------------------------------------------------------------
   Class B                                                               (727,213)           (2,012,848)
-------------------------------------------------------------------------------------------------------
   Class M                                                                (57,438)              (83,170)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                       3,794,078             4,157,370
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                            5,795,545             6,482,098

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   213,907,081           207,424,983
-------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income
of $109,941 and $64,774, respectively)                               $219,702,626          $213,907,081
-------------------------------------------------------------------------------------------------------

 * Unaudited

   The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                          Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.87        $8.77        $8.29        $8.99        $9.26        $8.99
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .18          .42          .44          .45(c)       .46(c)       .47
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .09          .10          .47         (.70)        (.19)         .27
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .27          .52          .91         (.25)         .27          .74
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.18)        (.42)        (.43)        (.45)        (.47)        (.47)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.07)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.18)        (.42)        (.43)        (.45)        (.54)        (.47)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.96        $8.87        $8.77        $8.29        $8.99        $9.26
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.06*        5.98        11.22        (2.72)        2.93         8.35
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $173,752     $167,223     $153,806     $149,434     $186,170     $186,130
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .46*         .91          .88          .87(c)       .91(c)       .98
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.03*        4.70         5.03         5.24(c)      4.96(c)      5.06
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 13.27*       17.26        11.88        10.84         7.80        31.07
------------------------------------------------------------------------------------------------------------------

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements. (Note 2)

  (c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the years ended May
      31, 2000 and May 31, 1999 reflect a reduction of less than 0.01% and 0.08%, respectively, based on average net assets.

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            Nov. 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.86        $8.76        $8.28        $8.98        $9.25        $8.98
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .15          .36          .38          .39(c)       .40(c)       .41
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .09          .10          .48         (.69)        (.20)         .27
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .24          .46          .86         (.30)         .20          .68
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.15)        (.36)        (.38)        (.40)        (.40)        (.41)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.07)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.15)        (.36)        (.38)        (.40)        (.47)        (.41)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.95        $8.86        $8.76        $8.28        $8.98        $9.25
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.72*        5.30        10.51        (3.37)        2.27         7.65
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $42,886      $43,696      $51,687      $48,424      $58,763      $53,689
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .79*        1.56         1.53         1.52(c)      1.56(c)      1.63
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.71*        4.05         4.38         4.59(c)      4.31(c)      4.40
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 13.27*       17.26        11.88        10.84         7.80        31.07
------------------------------------------------------------------------------------------------------------------

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements. (Note 2)

  (c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the years ended May
      31, 2000 and May 31, 1999 reflect a reduction of less than 0.01% and 0.08%, respectively, based on average net assets.

The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.88        $8.77        $8.29        $8.99        $9.26        $9.00
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .17          .39          .41          .42(c)       .43(c)       .43
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .08          .11          .48         (.69)        (.19)         .27
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .25          .50          .89         (.27)         .24          .70
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.17)        (.39)        (.41)        (.43)        (.44)        (.44)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.07)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.17)        (.39)        (.41)        (.43)        (.51)        (.44)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.96        $8.88        $8.77        $8.29        $8.99        $9.26
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.79*        5.78        10.88        (3.02)        2.62         7.90
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,064       $2,988       $1,932       $1,626       $1,998       $2,212
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .61*        1.21         1.18         1.17(c)      1.21(c)      1.28
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.88*        4.39         4.73         4.94(c)      4.67(c)      4.76
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 13.27*       17.26        11.88        10.84         7.80        31.07
------------------------------------------------------------------------------------------------------------------

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements. (Note 2)

  (c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the years ended May
      31, 2000 and May 31, 1999 reflect a reduction of less than 0.01% and 0.08%, respectively, based on average net assets.

The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
November 30, 2002 (Unaudited)


Note 1
Significant accounting policies

Putnam Ohio Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Ohio personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of Ohio tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended November 30, 2002, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2002, the fund had a capital loss carryover of approximately $5,825,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

    Loss Carryover          Expiration
------------------          ---------------
          $876,000          May 31, 2007
           358,000          May 31, 2008
         4,231,000          May 31, 2009
           360,000          May 31, 2010

The aggregate identified cost on a tax basis is $208,182,592, resulting in gross unrealized appreciation and depreciation of $11,030,828 and $2,528,438, respectively, or net unrealized appreciation of $8,502,390.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate equal to the lesser of
(i) 0.50% of the average net assets of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of then next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2002, the fund's expenses were reduced by $27,059 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $637 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended November 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $14,987 and $190 from the sale of class A and class M shares, respectively and $34,576 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended November 30, 2002, Putnam Retail Management, acting as underwriter received $40 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $29,047,191 and $25,739,064, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                        Six months ended November 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,366,842         $12,346,989
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               259,953           2,355,342
---------------------------------------------------------------------------
                                             1,626,795          14,702,331

Shares
repurchased                                 (1,077,187)         (9,730,761)
---------------------------------------------------------------------------
Net increase                                   549,608          $4,971,570
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,895,008         $25,666,465
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               560,961           4,981,611
---------------------------------------------------------------------------
                                             3,455,969          30,648,076

Shares repurchased                          (2,144,413)        (18,978,897)
---------------------------------------------------------------------------
Net increase                                 1,311,556         $11,669,179
---------------------------------------------------------------------------

                                        Six months ended November 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    373,969          $3,378,603
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                49,740             450,142
---------------------------------------------------------------------------
                                               423,709           3,828,745

Shares repurchased                            (561,955)         (5,053,547)
---------------------------------------------------------------------------
Net decrease                                  (138,246)        $(1,224,802)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    956,776          $8,479,819
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               137,656           1,221,666
---------------------------------------------------------------------------
                                             1,094,432           9,701,485

Shares repurchased                          (2,063,096)        (18,252,683)
---------------------------------------------------------------------------
Net decrease                                  (968,664)        $(8,551,198)
---------------------------------------------------------------------------

                                        Six months ended November 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     10,369             $93,859
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 5,839              52,939
---------------------------------------------------------------------------
                                                16,208             146,798

Shares repurchased                             (10,938)            (99,488)
---------------------------------------------------------------------------
Net increase                                     5,270             $47,310
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    200,712          $1,783,486
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 7,518              66,680
---------------------------------------------------------------------------
                                               208,230           1,850,166

Shares repurchased                             (91,879)           (810,777)
---------------------------------------------------------------------------
Net increase                                   116,351          $1,039,389
---------------------------------------------------------------------------


[PHOTO OMITTED -- SAMUEL PUTNAM]

PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With 65 years of experience, Putnam now has over $280 billion in assets under management, over 100 mutual funds, more than 14 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients.

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service ten times in the past eleven years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed-income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach ensures that we adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and  Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Jerome J. Jacobs
Vice President

John R. Verani
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Ohio Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA053-84098  848/240/130  1/03